ESCROW AGREEMENT
                                ----------------





Barry B. Globerman, Esq.
110 E. 59th Street
New York, N.Y.
U.S.A.  10022

Gentlemen:

          MANAGEMENT TECHNOLOGIES, INC., a corporation organized under the Business Corporation Law of New York (the "Corporation") and the undersigned (the "Holder") have requested that you (the "Escrow Agent") act as their agent in respect of the conversion of $110,000 Series C Debentures (collectively, the "Series C Debenture") of the Corporation. An irrevocable treasury order directing issuance of the Common Shares in the capital of the Corporation issuable upon conversion of the Debentures is being delivered to you pursuant to a Resolution of the Board of Directors made on December 15, 1995, and an Offshore Securities Subscription Agreement delivered by the Holder to the Corporation (collectively referred to as the "Resolution and Agreement").

          The Treasury Order is to be held by you as Escrow Agent until the Shareholder elects to convert the Debentures in accordance with its terms and thereafter the Treasury Order is to be delivered by you to American Stock Transfer & Trust Company, the transfer agent for the Corporation in New York, at 40 Wall Street, New York, New York (the "Transfer Agent") with the correct number of Common Shares to be issued upon conversion of the Debentures shall be duly entered on the Treasury Order pursuant to instructions to the Corporation from the Holder. Such calculation shall be by both the Corporation and the Holder be in accordance with the provisions of Paragraph 4 of the Debenture, a copy of which is attached to this Escrow Agreement as Schedule "A". In the event that there is a difference between the two calculations, you will enter the large number in the Treasury Order and direct the Transfer Agent in the Treasury Order to issue a separate share certificate to you representing the difference between the results of the two calculations (the "Difference Certificate"). Thereafter, you will deliver the share certificate or certificates representing the Common Shares except the Difference Certificate as you are directed by the Holder.

          You shall be entitled to act and rely upon any written statement, request, notice or instructions respecting the transactions covered by this Escrow Agreement given to you by the Corporation, and/or any of the undersigned, pursuant to the Resolution and Agreement not only as to the authorization, validity and effectiveness thereof, but also as to the correctness and acceptability of any information therein contained.

          It is understood that you assume no responsibility or liability to any person, other than to deal with the Treasury Order deposited with you and the Debentures deposited with you by the Holder duly endorsed for transfer (the "Deposit Documents") and share certificates representing Common Shares received on conversion of the Debentures from the Transfer Agent in accordance with the provisions hereof. In case of the issuance of a Difference Certificate, the decision of an independent chartered accountant agreed to by the Corporation and the Escrow Agent and paid for by the Corporation will be final. You will deliver the Difference Certificate to the Holder or to the direction of the Holder if such decision supports the higher result of calculation of the number of Common Shares issuable on conversion of the Debentures and will surrender it to the Corporation through the agency of the Transfer Agent for cancellation or for partial cancellation and/or issue of a smaller or larger number of Common Shares if such calculation is in favor of a result other than the calculation upon which issue the Difference Certificate is based.

                                      -2-
          As Escrow Agent, you make no representations with respect to and shall have no responsibility for the application of funds by the Corporation or any registration statement or transaction in securities.

It is further agreed that:

1.The Escrow Agent shall be protected in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness, of any notice, demand, certificate, signature or other document which is given to the Escrow Agent pursuant to the Resolution and Agreement or this Agreement without the necessity of Escrow Agent verifying the truth or accuracy of any such notice, demand, certificate, signature, instrument or other document;

2.The Escrow Agent shall not be bound in any way by any other agreement or understanding between any other party, whether or not the Escrow Agent has knowledge thereof or consents thereto unless such consent is given in writing;

3.The Escrow Agent's sole duties and responsibilities shall be to receive the Deposit Documents, enter the number of Common Shares to be issued on conversion of the Debentures pursuant to the Agreement on the Treasury Order, submit the Treasury Order to the Transfer Agent with the other Deposit Documents and hold and disburse the share certificates representing the Common Shares in accordance with the Resolution and Agreement and this Agreement;

4.Upon the delivery of all the share certificates representing the Common
  Shares to the Shareholder in accordance with the Agreement and Resolution and this Agreement, the Escrow Agent shall be relived and released from any liability under this Agreement other than to the Corporation in respect of the issuance of Excess Shares; and
                                      -3-

5.The Escrow Agent shall be indemnified by the parties against any liabilities, damages, losses, costs or expenses incurred by, or claim or charges made against, the Escrow Agent (including reasonable counsel fees and court costs) by reason of the Escrow Agent's acting or failing to act in connection with any of the matters contemplated by the Agreements or this Agreement or in carrying out the terms of the Agreements and this Agreement, except as a result of Escrow Agent's negligence or wilful misconduct.

          This Agreement shall be governed by the substantive laws of the State of New York.

Dated:    March 26, 1996

                                   Very truly yours,


WITNESS:

AGREED & ACCEPTED:            AGREED & ACCEPTED:

BARRY B. GLOBERMAN            MANAGEMENT TECHNOLOGIES, INC.


By:                                     By:/s/ Paul Ekon
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                                   Paul Ekon
                                      -4-
                                   Chief Executive Officer